UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2015
CALPINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12079	77-0212977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Texas Avenue, Suite 1000, Houston, Texas 77002
(Addresses of principal executive offices and zip codes)

Registrant's telephone number, including area code: (713) 830-2000

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.02 — RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX

ITEM 2.02 — RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 30, 2015, Calpine Corporation (the “Company”) issued a press release announcing its financial and operating results for the quarter ended June 30, 2015. A copy of the press release is being furnished as Exhibit 99.1 hereto. As set forth in the press release, the Company will host a conference call to discuss its financial and operating results for the second quarter of 2015 on Thursday, July 30, 2015, at 10 a.m. ET / 9 a.m. CT. A listen-only webcast of the call may be accessed through the Company's website at www.calpine.com, or by dialing (888) 895-5271 in the U.S. or (847) 619-6547 outside the U.S. The confirmation code is 40141927.

An archived recording of the call will be made available for a limited time on the Company's website or by dialing (888) 843-7419 in the U.S. or (630) 652-3042 outside the U.S. and providing confirmation code 40141927. Presentation materials to accompany the conference call will be available on the Company's website on July 30, 2015.

The information in this Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “1934 Act”), nor shall it be deemed “incorporated by reference” into any filing under the Securities Act of 1933, as amended, or the 1934 Act, except as may be expressly set forth by specific reference in such filing.
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

99.1	Calpine Corporation Press Release dated July 30, 2015.*
__________

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

	By:	/s/ ZAMIR RAUF
Zamir Rauf
Executive Vice President and
Chief Financial Officer

July 30, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Calpine Corporation Press Release dated July 30, 2015.*
__________

*	Furnished herewith.

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